UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2021

CHF Solutions, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	No. 68-0533453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road, Eden Prairie, MN 55344
(Address of Principal Executive Offices) (Zip Code)

(952) 345-4200
(Registrant’s Telephone Number, Including Area Code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CHFS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Compensatory Arrangement of Nestor Jaramillo, Jr.

Effective January 16, 2021, Nestor Jaramillo, Jr. was appointed as Chief Executive Officer and President of CHF Solutions, Inc. (the “Company”).

Mr. Jaramillo, age 63, has served as our chief operating officer and president since June 2020 and as our chief commercial officer from May 2019 to June 2020.  From October 2017 to May 2019, Mr. Jaramillo served as president and chief executive officer of Innerspace Neuro Solutions, Inc., a commercial-stage medical technology company that developed, manufactured and distributed an intracranial pressure monitoring system. From May 2014 to September 2017, Mr. Jaramillo was managing director of healthcare investment banking at Craig-Hallum Capital, based in Minneapolis, Minnesota, and from March 2010 to April 2014, he was managing director of healthcare investment banking at Cherry Tree & Associates, an investment banking firm in Minneapolis, Minnesota. Mr. Jaramillo has also served in a variety of roles at Transoma Medical from 2007 to 2010, St. Jude Medical from 2006 to 2007, and at Medtronic plc from 1982 to 2006. In these roles, his responsibilities included leading sales and marketing teams both in the United States and internationally, where he spent five years in Europe. Mr. Jaramillo received an M.B.A. from the University of St. Thomas and a B.S. in Electrical Engineering from the University of North Dakota.

Effective January 22, 2021, in connection with his appointment as President and Chief Executive Officer, Mr. Jaramillo was granted an option to purchase 12,750 shares of common stock of the Company, with a per share exercise price equal to the per share fair market value of the Company’s common stock, which is the closing sales price for the Company’s common stock on January 22, 2021, as quoted on the Nasdaq Capital Market.  25% of the shares shall vest on January 22, 2022 and the remaining shares shall vest in 36 equal consecutive monthly increments, so that all of the shares shall be fully vested on the fourth-year anniversary of the date of grant.

On January 16, 2021. the Company entered into an Executive Employment Agreement with Mr. Jaramillo (the “CEO Executive Employment Agreement”).

Title and Term

Pursuant to the CEO Executive Employment Agreement, the Company agreed to employ Mr. Jaramillo as Chief Executive Officer and President of the Company. The Executive Employment Agreement has an initial term (the “Initial Term”) of twelve (12) months beginning on January 16, 2021 and automatically renews for an additional twelve (12) month period at the end of the Initial Term and each anniversary thereafter provided that at least ninety (90) days prior to the expiration of the Initial Term or any renewal term the board of directors of the Company (the “Board”) does not notify Mr. Jaramillo of its intention not to renew the employment period.

Compensation

The CEO Executive Employment Agreement entitles Mr. Jaramillo to, among other benefits, the following compensation:

•	An annual base salary of $385,000.00, reviewed at least annually;
•
An opportunity for Mr. Jaramillo to receive an annual performance bonus in an amount of up to fifty-five percent (55%) of Mr. Jaramillo’s annual base salary for such fiscal year based upon achievement of certain performance goals to be established by the Board;

•	An opportunity to receive equity awards as determined by the Compensation Committee of the Board based on Mr. Jaramillo’s performance;
•
Prior to January 31, 2022, an opportunity to receive a stock option to purchase a number of shares of the Company’s common stock equal to 2.4% of the outstanding shares of common stock and preferred stock calculated on an as-converted basis to shares of the Company’s common stock basis, following approval of the Board;

•
Participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available generally or to other senior executive officers of the Company;

•	Prompt reimbursement for all reasonable expenses incurred by Mr. Jaramillo in accordance with the plans, practices, policies and programs of the Company; and
•	Twenty-two (22) days paid time off (PTO), to accrue and to be used in accordance with the Company’s policies and practices in effect from time to time, as well as all recognized Company holidays.

Termination Rights

The Company is permitted to terminate Mr. Jaramillo’s employment for the following reasons: (i) death or disability (as defined in the CEO Executive Employment Agreement) or (ii) cause (as defined in the CEO Executive Employment Agreement).

Mr. Jaramillo is permitted to terminate his employment under the CEO Executive Employment Agreement for good reason (as defined in the CEO Executive Employment Agreement) or upon Mr. Jaramillo’s written notice to the Company’s Board of Directors forty-five (45) days prior to the effective date of such termination.

In the event of Mr. Jaramillo’s death during the employment period or a termination due to Mr. Jaramillo’s disability, Mr. Jaramillo or his beneficiaries or legal representatives shall be provided the sum of (i) any annual base salary earned, but unpaid, for services rendered to the Company on or prior to the date on which the employment period and (ii) if Mr. Jaramillo’s employment terminates due to Mr. Jaramillo’s death or in a termination due to disability or a termination for good reason or due to the Company’s exercise of its termination right, in any case, after the end of a fiscal year, but before the annual bonus payable for services rendered in that fiscal year has been paid, the annual bonus that would have been payable to Mr. Jaramillo for such completed fiscal year and (iii) certain other benefits provided for in the Executive Employment Agreement (the “Unconditional Entitlements” ).

In the event of Mr. Jaramillo’s termination for cause by the Company or the termination of Mr. Jaramillo’s employment as a result of Mr. Jaramillo’s resignation without good reason, Mr. Jaramillo shall be provided the Unconditional Entitlements.

In the event of a termination by Mr. Jaramillo for good reason or the exercise by the Company of its termination rights to terminate Mr. Jaramillo other than for cause, death or disability, Mr. Jaramillo shall be provided the Unconditional Entitlements and, subject to Mr. Jaramillo signing and delivering to the Company and not revoking a general release of claims in favor of the Company and certain related parties, the Company shall provide Mr. Jaramillo a severance amount equal to (i) one times Mr. Jaramillo’s annual base salary as of the termination date, (ii) continued medical coverage for twelve (12) months follow such termination, (iii) continued vesting of equity awards for twelve (12) months following such termination and (iv) a pro-rated annual bonus for the year in which
Mr. Jaramillo is terminated.

Recoupment and Release Requirement

The CEO Executive Employment Agreement provides the following additional terms:
•
a provision providing for the recoupment of unearned incentive compensation if the Board, or an appropriate committee thereof, determines that Mr. Jaramillo engaged in any fraud, negligence, or intentional misconduct that caused or significantly contributed to the Company having to restate all or a portion of its financial statements, or if the Company is required to seek reimbursement by applicable laws or regulations; and

•	a requirement that Mr. Jaramillo sign a release and waiver of claims of the Company prior to the payment of any severance payment by the Company.

The foregoing description of the CEO Executive Employment Agreement is not complete and is qualified in its entirety by reference to the Executive Employment Agreement which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Increase in Board Size and Director Appointment

In connection with his appointment, the Board also approved an increase in the size of the Board from six to seven members and appointed Mr. Jaramillo to serve as a member of the Board.  Mr. Jaramillo will serve as a Class I Director of the Company and will hold office until the 2023 annual meeting of the stockholders or until his earlier resignation or removal. Mr. Jaramillo was not appointed to the Board pursuant to any arrangement or understanding with any other person.  Mr. Jaramillo does not have any family relationships with an director or executive officer of the Company and there are not transactions in which Mr. Jaramillo has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Compensatory Arrangement of John L. Erb

In connection with the appointment of Mr. Jaramillo as Chief Executive Officer and President, John L. Erb, who has been serving as Chairman of the Board, Chief Executive Officer and President of the Company since November 2015, will continue to serve as Chairman of the Board of the Company.

Mr. Erb, age 73, has served as a director of the Company since September 2012 and as chairman of our Board since October 2012, in addition to his role as Chief Executive Officer and President. Previously, Mr. Erb served as chief executive officer (from 2007 to 2020) of NuAx, Inc. (formerly Cardia Access, Inc.), a medical device company involved in developing new devices for the treatment of heart disease; he was executive chairman of the board (during 2007) and chief executive officer (from 2001 to 2006) of the previous owner of the Aquadex FlexFlow system, which was also known as CHF Solutions, Inc., a medical device company involved in the development, manufacturing and distribution of devices to treat congestive heart failure; as president and chief executive officer of IntraTherapeutics, Inc., a medical device company involved in the development, manufacturing and distribution of peripheral vascular stents, from 1997 to 2001; and in various positions, including as vice president of worldwide operations at Schneider, a division of Pfizer, Inc., from 1991 to 1997. Mr. Erb’s prior board experience includes service as a director of SenoRx, Inc., (a Nasdaq listed company), from December 2001 to July 2010; service as a director of CryoCath Technologies Inc., (a publicly traded Canadian company), from October 2000 to December 2008; and service as chairman of the board of Vascular Solutions, Inc., (a Nasdaq listed company), where he also served as chairman of the compensation and nominating and corporate governance committees. Mr. Erb currently serves as chairman of the board of Osprey Medical, Inc., (listed on the Australian Securities Exchange), where he also serves as a member of the compensation and audit committees, and as a director of Micromatrix. Mr. Erb also serves as a director and chief executive officer of NeuroMedic, Inc. since 2010 to the present. Mr. Erb received a B.A. in business administration, with a concentration in finance, from California State University, Fullerton.

Effective January 22, 2021, in connection with his appointment as President and Chief Executive Officer, Mr. Erb was granted an option to purchase 33,125 shares of common stock of the Company effective, with a per share exercise price equal to the per share fair market value of the Company’s common stock, which is the closing sales price for the Company’s common stock on January 22, 2021, as quoted on the Nasdaq Capital Market.  50% of the shares shall vest on January 22, 2022 and the remaining shares shall vest in 12 equal consecutive monthly increments, so that all of the shares shall be fully vested on the second-year anniversary of the date of grant.

On January 16, 2021. the Company entered into an Executive Employment Agreement with Mr. Erb (the “Chairman Executive Employment Agreement”).

Title and Term

Pursuant to the Chairman Executive Employment Agreement, Mr. Erb and the Company agreed that Mr. Erb will remain as a part-time employee the Company, serving for twenty (20) hours per week for a period of six (6) months beginning on January 16, 2021 (the “Employment Period”), which may be extended by mutual agreement of the Company and Mr. Erb.

Compensation

The Chairman Executive Employment Agreement entitles Mr. Erb to, among other benefits, the following compensation:
•	A base salary of $225,000, on an annualized basis, for the Employment Period;
•
An opportunity for Mr. Erb to receive an annual performance bonus in an amount of up to $56,250 based on performance in the following areas: relationships with capital markets, relationships with medical societies, transition to Mr. Jaramillo, Jr and such other areas a determined by the Board;

•	An opportunity to receive equity awards as determined by the Compensation Committee based on Mr. Erb’s performance;
•
Participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available generally or to other senior executive officers of the Company and to the extent that Mr. Erb is eligible to participate in accordance with its terms;

•
Cost of continuation coverage under the Company’s group health plans for a period not to exceed twelve (12) months, if Mr. Erb becomes eligible for, and properly and timely elects, during the Employment Period continuation coverage under Section 4980B of the Internal Revenue Code of 1986;

•	Prompt reimbursement for all reasonable expenses incurred by Mr. Erb in accordance with the plans, practices, policies and programs of the Company; and
•
Eleven (11) days paid time off (PTO), on an annualized basis, to accrue and to be used in accordance with the Company’s policies and practices in effect from time to time, as well as all recognized Company holidays.

Termination Rights

Mr. Erb’s employment may be terminated by the Company for the following reasons: (i) upon Mr. Erb’s death or disability (as defined in the Chairman Executive Employment Agreement) or (ii) for any reason or no reason.  Mr. Erb may terminate the Employment Period for any reason upon forty-five (45) days’ prior notice.  In the event of termination of the Employment Period, Mr. Erb, or his beneficiaries or legal representatives, shall be provided any annual base salary earned, but unpaid, for services rendered to the Company on or prior to the date on which the Employment Period.

The foregoing description of the Chairman Executive Employment Agreement is not complete and is qualified in its entirety by reference to the Executive Employment Agreement which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 19, 2021, the Company issued a press release announcing the information set forth herein. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Executive Employment Agreement, dated January 16, 2021, by and between CHF Solutions, Inc. and Nestor Jaramillo, Jr.
10.2	Executive Employment Agreement, dated January 16, 2021, by and between CHF Solutions, Inc. and John L. Erb
99.1	Press Release dated January 19, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2021	CHF SOLUTIONS, INC

	By:	/s/ Claudia Drayton
	Name:	Claudia Drayton
	Title:	Chief Financial Officer